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                                                                Exhibit 10.47(c)

                                 AMENDMENT NO. 1
                                       TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         Amendment No. 1, dated January 18, 2000, to Amended And Restated Loan Agreement dated as of April 20, 1999 (as amended, supplemented or modified from time to time the "Loan Agreement"), by and between National Wireless Holdings Inc., a Delaware corporation ("Lender") and Electronic Data Submission Systems, Inc., a Delaware corporation ("Borrower")

         WHEREAS, Borrower and Lender wish to increase the credit available under this Loan Agreement as a bridge to a proposed long term debt or equity financing of the Borrower from third parties, which may include banks (the "Proposed Financing"), and

         WHEREAS, the parties wish to amend the Loan Agreement to reflect this transaction,

         NOW THEREFORE, in consideration of the mutual promises, representations and warranties contained herein, and subject to the conditions set forth herein, the parties hereto hereby agree that:

         1. The following definitions set forth in Section 1.1 of the Loan Agreement be, and they hereby are, amended to read, in their entirety, as follows:

                  "Commitment" - the obligation of National to make Loans hereunder in the aggregate principal amount at any one time outstanding equal to the sum of (i) the Initial Commitment and (ii) the Bridge Commitment. "Bridge Commitment" shall mean up to One Million Dollars ($1,000,000) until the earlier of January 18, 2001and the date on which the Proposed Financing occurs, and thereafter Zero Dollars ($0). "Initial Commitment" shall mean up to One Million Eight Hundred Thousand Dollars ($1,800,000).

                  "Note" - the Note and the Bridge Note, as defined in subsection 2.4(a) hereof.

         2. Section 2.4 of the Loan Agreement be, and it hereby is, amended to read, in its entirety, as follows:

         Section 2.4.      NOTES.

                  (a) The Loans in respect of the Initial Commitment shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A annexed



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         hereto (the "Note"), dated the date hereof, payable to the order of
         National, in a principal amount equal to the Initial Commitment and otherwise duly completed. The Loans in respect of the Bridge Commitment shall be made only in accordance with a budget approved from time to time by the Lender and shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit K annexed hereto (the "Bridge Note"), dated January 14, 2000, payable to the order of National, in a principal amount equal to the Bridge Commitment as originally in effect and otherwise duly completed. The Obligations pursuant to the Bridge Note shall be prepaid in full prior to payment of any other Obligations.

                  (b) All Loans made by National hereunder in respect of the Initial Commitment and all payments and prepayments made on account of the principal thereof, shall be recorded by National on the schedule attached to the Note (provided that any failure by National to make any such notation shall not affect the obligations of the Borrower hereunder or under the Note in respect of the Loans). All Loans made by National hereunder in respect of the Bridge Commitment and all payments and prepayments made on account of the principal thereof, shall be recorded by National on the schedule attached to the Bridge Note (provided that any failure by National to make any such notation shall not affect the obligations of the Borrower hereunder or under the Bridge Note in respect of the Loans).

         3. Section 2.5(a) of the Loan Agreement be, and it hereby is, amended to read, in its entirety, as follows:

         Section 2.5.      PAYMENT OF LOANS.

                  (a) Subject to earlier prepayment as herein provided or as provided in the Bridge Note, the Borrower shall pay to National the aggregate principal amount of the Loans outstanding on the Commitment Termination Date, in twenty-three (23) consecutive equal monthly installments commencing on the Commitment Termination Date and on the last day of each month thereafter to and including March 31, 2003, when all principal with respect to the Loans shall be due and payable.

         4. Section 2.9 of the Loan Agreement be, and it hereby is, amended to read, in its entirety, as follows:

         Section 2.9.      PROPOSED FINANCING; FEE FOR BRIDGE COMMITMENT.

                  (a) Each of the parties agrees to use its reasonable best efforts to complete the Proposed Financing and to cause the prepayment of the Bridge Note on or prior to the date that the Bridge Note becomes due and payable.

                  (b) In consideration of the Bridge Commitment, the Borrower agrees to issue to National, simultaneously with the execution hereof, the warrant in the form


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         attached hereto as Exhibit L (the "Warrant"). The issuance of the
         Warrant has been duly and validly authorized and when issued in accordance with the terms hereof constitutes the valid and binding obligation of the Borrower, in full force and effect and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. The issuance of securities (the "Underlying Shares") issuable upon exercise of the Warrant has been duly authorized and the Underlying Shares have been, and at all times prior to such conversion or exercise will have been, duly reserved for issuance upon such conversion or exercise and, when so issued, will be validly issued, fully paid and non-assessable.

         5. Exhibits K and L attached hereto shall be deemed to be Exhibits K and L to the Loan Agreement and a part thereof.

         6. Except as expressly amended hereby, all terms and conditions of the Loan Agreement and all other Loan Documents remain in full force and effect. All collateral security and guarantees in connection with the Loan Agreement and/or the Loan Documents are hereby confirmed and ratified in all respects. The execution, delivery and performance of this letter amendment has been duly authorized by the Borrower and is the valid, binding and enforceable obligation of Borrower, enforceable in accordance with its terms.

         7. The Lender reserves all of Lender's rights with respect to any breaches, defaults, or other matters in existence in connection with the Loan Agreement, and the execution and delivery of this letter amendment shall not affect any of the rights of Lender with respect thereto.

         8. Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

         9. Each of the parties (i) acknowledges that Hahn & Hessen LLP has acted, and from time to time continues to act, as counsel to Lender, or affiliates thereof, as well as to Borrower, (ii) consents to the representation of the Borrower and such other representation of Lender by Hahn & Hessen LLP and
(iii) waives any conflicts of interest claim which may arise therefrom.

         10. This Amendment No. 1 may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the undersigned. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by fax shall be as effective as delivery of a manually executed signature page hereto.


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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above set forth.

                                                NATIONAL WIRELESS HOLDINGS
                                                INC.


                                                By: /s/ Terrence S. Cassidy
                                                Title: President


AGREED:

ELECTRONIC DATA SUBMISSION SYSTEMS, INC.

By: /s/ Joseph D. Truscelli
Title: President

THE UNDERSIGNED LOAN PARTY HEREBY CONFIRMS THAT ALL GUARANTY AND OTHER AGREEMENTS FURNISHED BY THE UNDERSIGNED WITH RESPECT TO THE OBLIGATIONS UNDER THE LOAN AGREEMENT REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT.

/s/ Joseph D. Truscelli
Joseph D. Truscelli